SECURITIES AND EXCHANGE COMMISSION
           Washington, DC  20549




                  FORM 8-K



               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE
      SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)
August 16, 2001



                EPOLIN, INC.
(Exact name of Registrant as specified in its charter)




New Jersey                    0-17741           22-2547226
(State or other jurisdiction  (Commission (I.R.S. Employer
of incorporation or           File number)  Identification
organization)                                      Number)



358-364 Adams Street
Newark, New Jersey                    07105
(Address of principal            (Zip Code)
executive offices)



Registrant's telephone number, including area code:
(973) 465-9495

Item 4.  Changes in Registrant's Certifying Accountant.

     Effective as of August 16, 2001, Epolin, Inc. (the
"Company") dismissed Polakoff Weismann Leen LLC as its principal independent accountants and engaged IWA Financial
Consulting LLC as its principal independent accountants to audit the financial statements of the Company.

     For either of the past two fiscal years, the report of the former independent accountants, Polakoff Weismann Leen LLC, contained no adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles.

     During the Company's two most recent fiscal years and any subsequent interim period preceding the date hereof, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants would have caused it to make reference to the subject matter of the disagreements in connection with its report.

     The change in the Company's independent accountants was approved by the Company's Board of Directors. The change became necessary due to the breakup of the former accounting firm and the formation as of August 16, 2001 of a new accounting firm by certain members of the former firm.

     Insofar that IWA Financial Consulting LLC was not formed until August 16, 2001, neither the Company nor, to the best of the Company's knowledge, anyone acting on the Company's behalf, consulted IWA Financial Consulting LLC during the Company's two most recent fiscal years, and any subsequent period prior to engaging IWA Financial Consulting LLC, regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that the new accountant concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K) with the former accountant or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

     The Company has requested  IWA Financial Consulting LLC
to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated June 3, 2002, is filed as Exhibit 16.1 to this
Form 8-K.   IWA Financial Consulting LLC is furnishing such
letter in place of Polakoff Weismann Leen LLC, the former accountants, due to the inability to obtain such a letter from the former firm due to its breakup and present nonexistence and insofar that members of the audit engagement team for IWA Financial Consulting LLC were members of the audit engagement team of the former firm.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     Exhibits:                               Page

     16.1  Letter re change
           in certifying accountant           4

                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                    EPOLIN, INC.
                    (Registrant)


Dated:    June 3, 2002        By:  /s/ Murray S. Cohen
                              Name:     Murray S. Cohen
                              Title:    Chairman of the Board
                                        and Chief Executive
                                        Officer

EXHIBIT 16.1




        IWA Financial Consulting LLC
           293 Eisenhower Parkway
                 Suite 140
            Livingston, NJ 07039




June 3, 2002



Securities and Exchange Commission
Washington, D.C. 20549

Ladies and Gentlemen:

We have read Item 4 of Epolin, Inc.'s Form 8-K dated August 16,
2001 and are in agreement with the statements contained therein.



/s/ IWA Financial Consulting LLC
IWA Financial Consulting LLC